Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA

Mercury Financial LLC 221 W 6th Street, Suite 825 Austin, Texas 78701	Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Mercury Financial LLC (the “Company”), Guggenheim Securities, LLC and Credit Suisse Securities (USA) LLC (the “Other Specified Parties” and, together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to a portfolio of revolving credit card accounts in connection with the proposed offering of Mercury Financial Credit Card Master Trust, Series 2021-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 2, 2021, representatives of the Company provided us with a computer-generated credit card account data file and related record layout containing data, as represented to us by the Company, as of the close of business on December 31, 2020, with respect to 986,235 credit card accounts (the “Statistical Data File”). At the Company’s instruction, we randomly selected (i) 25 credit card accounts with a “DLNQT_CD” of “0” or “1” and an “ANY_CHRGOFF_EVER_FLAG” of “0” set forth on the Statistical Data File, (ii) 25 credit card accounts with a “DLNQT_CD” of “2” set forth on the Statistical Data File, (iii) 25 credit card accounts with a “DLNQT_CD” of “3” set forth on the Statistical Data File and (iv) 175 credit card accounts from the Statistical Data File that were not included as part of clauses (i) through (iii) above and indicated an “ANY_CHRGOFF_EVER_FLAG” of “0” set forth on the Statistical Data File (collectively, the “Sample Accounts”).

At your instruction, we performed certain comparisons and recomputations for each of the Sample Accounts relating to the credit card account characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Account number (for informational purposes only) 2. Principal account holder state 3. Credit limit amount 4. Current account balance	5. Delinquency status 6. Current FICO score 7. Annual percentage rate (APR)

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We compared Characteristics 2. through 7. to the corresponding information set forth on an electronic loan file, prepared, created, and delivered by the Company on February 5, 2021, from the servicer system as of the close of business December 31, 2020 (the “Servicer System File”).

The Servicer System File used in support of the Characteristics was provided to us by representatives of the Company. We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Servicer System File and we make no representations concerning the accuracy or completeness of any of the information contained therein. In addition, we make no representations as to whether the Servicer System File is a comprehensive and valid instrument and reflect the current prevailing terms with respect to the corresponding Sample Accounts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the Servicer System File.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the credit card accounts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the credit card accounts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 24, 2021